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                                                                    Exhibit 3.25
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                   DEAN HELLER                   ===========================================
                   Secretary of State                                                        Office Use Only:
                                                                Articles of
  (State Seal)     202 North Carson Street                     Incorporation
                   Carson City, Nevada                      (PURSUANT TO NRS 78)
                   89701-4201
                   (775) 684 5708                ===========================================

____________________________________________________________________________________________________________________________________
                   Important:  Read attached instructions before completing form.

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1.  Name of Corporation:
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2.  Resident Agent Name and Street
Address:                              ______________________________________________________________________________________________
(must be a Nevada address             Name
where process may be served)
                                      ______________________________________________________________________, NEVADA________________
                                      Street Address                                  City                              Zip Code

                                      _______________________________________________________________________,  ________ __________
                                      Optional Mailing Address                           City                      State   Zip Code
------------------------------------- ----------------------------------------------------------------------------------------------
3.  Shares:
(number of share corporation          Number of shares                                        Number of shares
authorized to issue)                  with par value:  ____________ Par value:  $____________ without par value:  __________________

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4.  Names, Addresses, Number of
Board of Directors/ Trustees;         The First Board of Directors/Trustees shall consist of _______________ members whose names and address are as follows:

                                      1.  _______________________________________________________________________, NEVADA___________
                                           Name

                                      ______________________________________________________________________________________________
                                      Street Address                                      City                           Zip Code

                                      2.  _______________________________________________________________________, NEVADA___________
                                           Name

                                      ______________________________________________________________________________________________
                                      Street Address                                      City                           Zip Code

                                      3.  _______________________________________________________________________, NEVADA___________
                                           Name

                                      ______________________________________________________________________________________________
                                      Street Address                                      City                           Zip Code

                                      4.  _______________________________________________________________________, NEVADA___________
                                           Name

                                      ______________________________________________________________________________________________
                                      Street Address                                      City                           Zip Code
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5.  Purpose:
(optional  - see instructions)        The purpose of this Corporation shall be:


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6.  Other Matters:
(see instructions)                    Number of additional pages attached:  __________

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7.  Names, Addresses and Signatures
of Incorporators:
(attach additional pages if there     _____________________________________________   ______________________________________________
are more than 2 incorporators).       Name                                            Signature
                                      ________________________________________________________________________________, ____________
                                      Address                            City                              State           Zip Code

                                      _____________________________________________   ______________________________________________
                                      Name                                            Signature
                                      ________________________________________________________________________________, ____________
                                      Address                            City                              State           Zip Code
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8.  Certificate of Acceptance of
Appointment of Resident Agent:        I hereby accept appointment as Resident Agent for the above named corporation.

                                      ________________________________________________________________________ _____________________
                                      Authorized Signature of R.A.   or  On Behalf of R.A. Company                       Date
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This form must be accompanied by appropriate fees.  See attached fee schedule          Nevada Secretary of State Form CORPART1999.01
                                                                                                                Revised on: 12/19/02
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